Exhibit 10.1


                      ADDENDUM TO CONVERTIBLE DEBENTURE AND
                        WARRANT TO PURCHASE COMMON STOCK

This addendum to Convertible Debenture and Warrant to Purchase Common Stock ("Addendum") is entered into as of the 9th day of February 2005 by and between Integrated Surgical Systems, Inc., a Delaware corporation ("Integrated"), and Golden Gate Investors, Inc., a California corporation ("GGI").

WHEREAS, GGI and Integrated are parties to that certain 6 3/4% Convertible Debenture dated as of June 9, 2004 ("Debenture"); and

WHEREAS, GGI and Integrated are parties to that certain Warrant to Purchase Common Stock dated June 9, 2004 ("Warrant"); and

WHEREAS, the parties desire to amend the Debenture and Warrant in certain respects.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Integrated and GGI agree as follows:

     1. All terms used herein and not otherwise defined herein shall have the definitions set forth in the debenture.

     2.   The Deadline is hereby changed to be April 30, 2005.

     3. The Conversion Price set forth in section 3.1(a) of the Debenture is hereby changed to be the lesser of: (i) $0.25, or (ii) seventy-five percent (75%) of the average of the five lowest Volume Weighted Average Prices during the 20 Trading Days prior to GGI's election to convert (a "Discount Multiplier").

     4. Except as specifically amended herein, all other terms and conditions of the Debenture and Warrant shall remain in full force and effect.

IN WITNESS WHEREOF, Integrated and GGI have caused this Addendum to be signed by its duly authorized officers on the date first set forth above.


Integrated Surgical Systems, Inc.           Golden Gate Investors, Inc.
/s/  RAMESH  TRIVEDI                        /s/  TRAVIS HUFF
---------------------------------           ------------------------------------
Ramesh Trivedi                              Travis Huff
President/CEO                               Portfolio Manager